ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

ALPS | Alerian Energy Infrastructure Portfolio

ALPS Global Opportunity Portfolio

(the “Portfolios”)

Supplement dated DECEMBER 23, 2025

to the Statement of Additional Information

dated may 1, 2025 (the “SAI”), as supplemented from time to time

Effective immediately, the first paragraph of the “Remuneration of Trustees” section of the Portfolios’ SAI is hereby deleted and replaced with the following:

“Effective January 1, 2026, each Independent Trustee receives an annual retainer of $40,000. In addition, each Independent Trustee receives a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Board, Audit Committee Chairman, and Nominating Committee Chairman receives an additional annual retainer of $15,000, $7,500, and $3,000 respectively. Prior to January 1, 2026, each Independent Trustee received an annual retainer of $36,000. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2024:”

*****

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE